Exhibit 99.1

In re	Ambac Financial Group, Inc.	Case No.	10-15973 (SCC)
	Debtor	Reporting Period:	Nov 1-30, 2011

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE OR SCHEDULED
CURRENT ASSETS
Unrestricted Cash and Equivalents	$29,635,692	$33,056,692	$51,664,858
Restricted Cash and Cash Equivalents (see continuation sheet)	2,500,000	2,500,000	—
Accounts Receivable (Net)
Notes Receivable	862,112	862,112	646,584
Inventories
Prepaid Expenses	582,283	655,068	—
Professional Retainers	3,624,945	3,784,710	—
Other Current Assets (attach schedule)	10,061,639	10,043,070	22,595,996

TOTAL CURRENT ASSETS	47,266,671	50,901,652	74,907,438

PROPERTY & EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less: Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT
OTHER ASSETS
Amounts due from Insiders*	—	—	2,031,707
Other Assets (attach schedule)	(1,103,788,340)	(1,073,285,607)	(189,319,094)

TOTAL OTHER ASSETS	(1,103,788,340)	(1,073,285,607)	(187,287,387)

TOTAL ASSETS	$(1,056,521,669)	$(1,022,383,955)	$(112,379,949)

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)	$1,900,000	$1,900,000	$45,950
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees	14,914,158	16,427,112	4,000,000
Amounts Due to Insiders*	485,004	485,004	—
Other Post-petition Liabilities (attach schedule)	—	—	—

TOTAL POST-PETITION LIABILITIES	17,299,162	18,812,116	4,045,950

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt	1,707,496,913	1,707,496,913	1,695,259,764

TOTAL PRE-PETITION LIABILITIES	1,707,496,913	1,707,496,913	1,695,259,764

TOTAL LIABILITIES	1,724,796,075	1,726,309,029	1,699,305,714

OWNERS’ EQUITY
Capital Stock	3,080,168	3,080,168	3,080,168
Additional Paid-In Capital	2,172,026,548	2,172,026,548	2,186,743,295
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition	(3,896,443,042)	(3,896,443,042)	(3,889,596,442)
Retained Earnings - Post-petition	(1,057,214,727)	(1,057,300,445)	—
Adjustments to Owner Equity (attach schedule)	(2,766,691)	29,943,787	(111,912,684)
Post-petition Contributions (attach schedule)
NET OWNERS’ EQUITY	(2,781,317,744)	(2,748,692,984)	(1,811,685,663)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$(1,056,521,669)	$(1,022,383,955)	$(112,379,949)

*	“Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-3

2/2008

In re	Ambac Financial Group, Inc.	Case No.	10-15973 (SCC)
	Debtor	Reporting Period:	Nov 1-30, 2011

BALANCE SHEET - continuation section

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
Variable rate demand obligations	10,000,000	10,000,000	22,500,000
Receivable for securities	—	—	43,839
Investment income due and accrued	61,639	43,070	52,157
State franchise tax receivable	—	—	—

Other Assets
Investment in subsidiaries	(1,106,159,147)	(1,075,656,414)	(213,670,849)
Other receivables	—	—	1,493,245
Deferred debt costs	—	—	19,625,591
Loan receivable	2,370,807	2,370,807	3,232,919

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Post-petition Liabilities
			—

Adjustments to Owner’s Equity
Treasury stock	(411,419,423)	(411,419,423)	(449,569,100)
Accumulated other comprehensive gain	408,652,732	441,363,210	337,656,416

Post-Petition Contributions

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations.

Typically, restricted cash is segregated into a separate account, such as an escrow account.

FORM MOR-3

2/2008